EXHIBIT 10.6

SCHEDULE OF BENEFITS

FOR STANDARD PLAN

Benefit Plan 207

Major Medical Benefits (Associates and Dependents)
Individual Lifetime Maximum	$750,000
Maximum Hospital Daily Benefit	Semi Private
Charge of semi-private room of which hospital has greatest number will be paid toward private room.
Number of Days per Confinement	Unlimited

	Utilizing Participating Provider	Utilizing Non-Participating Provider
Deductible Amount Per Calendar Year
Single	$0	$0
2 Member Family	$0	$0
3 or more Member Family	$0	$0
Percent of Company Participation after Deductible	100%	100%
Out-of-Pocket Maximum Per Calendar Year (Includes Deductible)
Single	$0	$0
Family	$0	$0
Hospitalization
Number of Inpatient Days	Unlimited 100%	Unlimited 100%
X-Ray, Lab and Miscellaneous Hospital Services in a:
• Hospital (Inpatient and Outpatient)
• Skilled Nursing Facility
• Outpatient Surgery Facility
Pre-Certification Required for All Inpatient Hospital Confinements	Required No Penalty for Non Certification	Required No Penalty for Non Certification
Surgery Services (Including Inpatient and Outpatient)	100%	100%

Second Surgical Opinion (Elective Non-Emergency Surgeries)	100%	100%
Physician Visits
Hospital	100% (No limit)	100% (No limit)
Office	100%	100%
Radiation Therapy	100%	100%
Maternity (Includes coverage for dependent daughters)	100%	100%
Emergency Care	100%	100%
Mental Health and Alcoholism/Substance Abuse
Inpatient/Transitional Treatment	100%	100%
Outpatient	100%	100%
Short Term Rehabilitation Therapy
Physical	100%	100%
Occupational	100%	100%
Speech	100%	100%
Chiropractic Services	100%	100%
Preventative Care (Includes x-rays and lab tests in connection with exam)	100%	100%
Well Baby Care, including immunizations, the first 6 visits will not apply to the maximum (Birth to 6 years of age)	100%	100%
Routine Physical Exam (over age 6)	100%	100%
Pap Smears	100%	100%
Mammograms	100%	100%
Tuberculosis Testing (to age 19)	100%	100%
X-ray and Lab Tests	100%	100%
Allergy Care	100%	100%

Ambulance	100%	100%
Durable Medical Equipment	100%	100%
Oral Surgery	100%	100%
Vision Care Eye Exams (for illness or injury only)	100%	100%
Lenses	100%	100%
Frames	100%	100%
Contact Lenses	100%	100%
Hearing Exams	100%	100%
Health Education & Counseling	Not Covered	Not Covered
Hospice Care
Impatient	100%	100%
Outpatient	100%	100%
Bereavement Counseling	Not Covered	Not Covered
Skilled Nursing Home	100%	100%
Home Health Care	100%	100%
Family Planing Elective Sterilization	100%	100%
Prescription Drugs
Copay Waived with Drug Card	$0 Generic/Brand	No Benefit